AMERICAN RESIDENTIAL PROPERTIES, INC. COMPANY PRESENTATION MAY 2014

EPS\Management Presentation\American Residential Properties - 602505097 DISCLAIMER AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS The information in this presentation has been prepared solely for informational purposes and does not constitute an offer to sell or the solicitation of an offer to purchase any securities. Some of the statements in this presentation constitute forward-looking statements. The forward-looking statements included in this presentation reflect American Residential Properties, Inc.’s (“ARPI’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ARPI’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: ARPI’s ability to effectively deploy its capital; ARPI’s business and investment strategy; ARPI’s projected operating results; economic, demographic or real estate developments in ARPI’s markets; home value appreciation, employment growth, residential building permits, median household income and household formation in ARPI’s markets; defaults on, early terminations of or non-renewal of leases by ARPI’s tenants; ARPI’s ability to identify properties to acquire and to complete acquisitions; increased time and/or expense to gain possession and restore properties; ARPI’s ability to successfully operate acquired properties; projected operating costs; rental rates or vacancy rates; ARPI’s ability to obtain financing arrangements; general volatility of the markets in which ARPI participates; ARPI’s expected investments; interest rates and the market value of ARPI’s target assets; impact of changes in governmental regulations, tax law and rates and similar matters; ARPI’s ability to qualify and maintain ARPI’s qualification as a REIT; availability of qualified personnel; estimates relating to ARPI’s ability to make distributions to ARPI’s stockholders in the future; ARPI’s understanding of ARPI’s competition; and market trends in ARPI’s industry, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on the beliefs, assumptions and expectations of ARPI as to future events, taking into account all information currently available to ARPI. Forward-looking statements are not guarantees of future events or of ARPI’s performance. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARPI. If a change occurs, ARPI’s business, financial condition, liquidity, cash flows and results of operations may vary materially from those expressed in or implied by the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for ARPI to predict the occurrence of those matters or the manner in which they may affect ARPI. ARPI is not obligated to, and does not intend to, update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. 2

EPS\Management Presentation\American Residential Properties - 602505097 WHO IS AMERICAN RESIDENTIAL PROPERTIES, INC.? An Experienced, Internally Managed Single-Family Rental Company with a National Footprint Leadership & experience with fully integrated operating platform – a company well-positioned to capitalize on investment opportunities 3 (1) BAML, Morgan Stanley, Citibank, JP Morgan, Barclay’s, Key Bank, Deutsche Bank, Raymond James, Comerica. Public Company NYSE Listed Company (Ticker: ARPI) Independent Board Independent Board of Directors with extensive public company experience Experience Founders have six years of proven single-family rental operating experience Business Strategy Acquire, renovate, lease and operate high quality single-family homes with Resident-centric philosophy Diversified Portfolio More than $1 B in assets with over 7,000 homes in 13 states Proven Access to Institutional Capital Raised in excess of $1.2 B of debt & institutional equity without PE investors Broad Banking Support Received credit & risk committee approval from nine major banking institutions who participate in our corporate credit facility(1) Internally-Managed Internally-managed with clear shareholder alignment

Who Runs the Company?

Experienced Senior Management & Board of Directors

Experienced Senior Management Team

	Stephen Schmitz	Laurie Hawkes	Shant Koumriqian	Lani Porter	Jay Byce
Real Estate Experience	Chairman & CEO > 30 years	Director, President & COO > 30 years	CFO 18 years	SVP, Operations 19 years	SVP, Investments > 15 years
Recent Relevant Experience	• CIO of Franchise Finance Corporation of America (NYSE: FFA)	• President & Partner at U.S. Realty Advisors, a $3 B Private RE Firm • Managing Director at CS First Boston & Salomon Brothers specializing in Real Estate & Mortgage Investment Banking	• CFO of MPG Office Trust (NYSE: MPG) • Senior level management and audit positions at Arthur Andersen & Deloitte	• COO at nCommand; developed virtual loan process for mortgages • Director of Operations at Hometown Mortgage • CFO & VP of Operations at Accruent	• Managing Director at Colony American Homes, LLC, with responsibility for acquiring over 6000 homes • Vice President at Regions Bank

Independent Board Members

	Douglas Benham	David Brain	Keith Guericke	Todd Mansfield
Public Company Experience	10 years	15 years	20 years	20 years
Recent Relevant Experience	• Former CEO of Arby's Inc. • Director of Sonic Corp. (NASDAQ: SONC) • Former Director of O'Charley's, Inc. (NASDAQ: CHUX)	• President & CEO, EPR Properties (NYSE: EPR)	• Former CEO & current Director & Vice Chairman, Essex Property Trust (NYSE: ESS)	• President & CEO, Crescent Communities, LLC • Executive Vice President at The Walt Disney Company (NYSE: DIS)

AMERICAN RESIDENTIAL PROPERTIES

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How Did We Build the Company?

Systematic & Disciplined Evolution of a SFR Pioneer

Pre-2008	2008	2010	2012	2013	2014
	Founded ARP LLC	Formed Phoenix Fund I	Formed ARPI	ARP IPO	First Year on NYSE
• Experience running businesses that rely on scaled operational efficiencies • Deep understanding of capital markets & how to access institutional capital	• Recognized unique opportunity • Used own capital to develop institutional standards, acquisition & operating platform • Developed proprietary IT system • Began purchasing & operating SFR homes	• One of first to raise institutional equity dedicated to SFR opportunity • First to obtain credit facility for SFR from national commercial bank (Wells Fargo, N.A.)	• Internalized our management platform • Raised $371 million of equity in Rule 144A offering to institutional investors • Developed diversified business lines • Expanded into ten states	• Raised $287 million of equity through initial public offering • Expanded into 13 states • Secured $380 million credit facility with accordion up to $500 million • Established national purchasing programs • Issued $115 million of five year convertible notes	• Increased number of national purchasing programs • Expanded regional offices • Opened internal leasing effort in Phoenix • Pursuing $300 million securitization transaction

It is not what we will do…it is what we have been doing for the past six years

AMERICAN RESIDENTIAL PROPERTIES

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EPS\Management Presentation\American Residential Properties - 602505097 WHAT DID WE ACCOMPLISH IN 2013? Strong Progress in Executing our Business Plan 6

EPS\Management Presentation\American Residential Properties - 602505097 HOW DID WE PERFORM IN FIRST QUARTER 2014?  Total Revenue of $17.5 million, a 31.9% increase over fourth quarter 2013  Net Operating Income (NOI) of $9.7 million, a 51.9% increase over fourth quarter 2013  Acquired 689 homes, bringing our portfolio to 6,762 homes.  Stabilized Occupancy of 93% as of March 31, 2014  Total Occupancy of 81% as of March 31, 2014  Resident Retention of 72% for the quarter  Renewal rent increases averaging 2.7% for the quarter 7 For the Three Months Ended ($ Thousands, except per share data) 3/31/2014 12/31/2013 Operating Data Revenue from Single-Family Properties $ 15,930 $ 11,606 Total Revenue $ 17,454 $ 13,236 Property Operating Expenses $ 7,717 $ 6,825 Net Operating Income (NOI) $ 9,737 $ 6,411 NOI Margin 55.8% 48.4% NOI - Self-Managed Assets $ 6,958 $ 3,970 NOI Margin – Self-Managed Assets 47.4% 36.8% Core Funds From Opertations (Core FFO) $ 2,229 $ 5 Core FFO per FFO Share $ 0.07 $ - G&A Expense/Total Revenues (%) 21.3% 30.6% Annualized G&A Expense/Total Assets (%) 1.45% 1.81% QUARTERLY OPERATING OVERVIEW

EPS\Management Presentation\American Residential Properties - 602505097 HOW LARGE IS THE INVESTMENT OPPORTUNITY? 65% 23% 12% Type Homes (millions) Total 132.9 Owner Occupied 77.6 Multi-Family Rental 26.9 Single-Family Rental 14.4 Vacant 14.0 $19.4 Trillion Residential Market with 133 Million Homes(1,2) The Largest Real Estate Asset Class in the U.S. Source: John Burns Real Estate Consulting, LLC, (US Housing Analysis and Forecast, April 2014)  Long-established component of the U.S. housing market  1 in 6 single-family homes are rentals  ~35% of the total rental market is SFR (~$2.7 trillion)  Opportunity may dwarf multi-family public REIT market  Highly-fragmented ownership to date  “Mom & pop” and regional owner / operators (1) 4Q 2013 Federal Reserve Flow of Funds (2) John Burns Real Estate Consulting, LLC (JBREC) estimates using 2010 Census figures & trending data from ACS/AVS (3) Per latest public filings for: AIV, AEC, AVB, BRE, CPT, EQR, ESS, HME, MAA, PPS and UDR Owner Occupied Multi-Family Rental Sector size & fragmentation presents significant opportunity to transform a cottage industry to institutional ownership & professional management Multi-Family Public REITs < 600,000 units(3) OCCUPIED HOMES SFR ~$2.7 trillion SINGLE-FAMILY RENTAL HOUSING 8

EPS\Management Presentation\American Residential Properties - 602505097 HOW DOES THE SIZE OF SFR OWNERS COMPARE WITH THE MULTIFAMILY MARKET? Top 50 Apartment Owners & Top 5 Single-Family Rental Owners Sources: National Multifamily Housing Council; Keefe, Bruyette & Woods; AMH, ARPI & SWAY 2013 Annual Reports 9 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 Starwood ARPI Colony American BRE Properties, Inc. Milestone Management, L.P. American Homes 4 Rent Morgan Properties Highridge Costa Investors, LLC AEW Capital Management, L.P. Harbor Group International Concord Management Limited Berkshire Property Advisors Sentinel Real Estate Corporation Essex Property Trust, Inc. Holiday Retirement Corp. Colonial Properties Trust Westdale Real Estate Heitman LLC Weidner Apartment Homes BH Equities LLC Balfour Beatty Communities UBS Realty Investors LLC J.P. Morgan Asset Management Invitation Homes Home Properties, Inc. DRA Advisors LLC The Michaels Organization Raymond James Tax Credit Funds Lincoln Property Company Irvine Company Invesco Real Estate Bell Partners Inc. Forest City Residential Group, Inc. The Related Companies TIAA-CREF JRK Property Holdings, Inc. WNC & Associates, Inc. MAA Pinnacle Family of Companies UDR, Inc. Edward Rose & Sons Alliant Capital, Ltd. Archstone AvalonBay Communities, Inc. Camden Property Trust Aimco Enterprise The Richman Group Equity Residential PNC Real Estate Boston Financial SunAmerica Centerline Capital Group Hunt Companies, Inc Boston Capital Number of Units

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE THE SOURCES OF FUTURE GROWTH? Robust Investment Pipeline & Growing Rental Demand 10 • Foreclosure inventory  Delinquency still elevated (over 5 million currently non-performing)(1) • Consolidation of sub-scale SFR operators & portfolios  Regional aggregators/operators with limited access to capital • Existing SFR market  35% of total rental market (~$2.7 trillion)(1) • Financial crisis  Housing crash created five million+ potential rental households  Every 1% decrease in national homewonership rate creates demand for 1 million new rental properties • Credit challenges  Many families unable to afford down payment or obtain mortgage financing • Millennials  Increasing number of young adults prefer flexibility of renting SUPPLY OF SINGLE-FAMILY RENTAL HOUSING DEMAND FOR SINGLE-FAMILY RENTAL HOUSING (1) John Burns Real Estate Consulting, LLC, April 2014.

EPS\Management Presentation\American Residential Properties - 602505097 WHERE DO WE OWN PROPERTIES? 11 Homes Owned 6,762 States 13 Average Age 19 years Average Size 1,739 Sq. Ft. Average Investment $136,186 Average Monthly Rent(1) $1,183 Total Occupancy 81% Stabilized Occupancy 93% Markets with Dynamic Economic Fundamentals & Home Price Appreciation Potential Portfolio Overview ARPI Corporate Headquarters Regional Office Market with ARPI Presence Phoenix, AZ 20% Houston, TX 15% Dallas-Fort Worth, TX 10% Indianapolis, IN 8% Chicago, IL 8% Atlanta, GA 6% Nashville, TN 6% Winston-Salem, NC 4% Charlotte, NC 3% Inland Empire, CA 3% All Other Markets 17% Portfolio Distribution (1) Average monthly rent for self-managed properties

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE OUR TARGET MARKET FUNDAMENTALS? Data Driven Strategy to Target Markets with Strong Fundamentals Our market strategy balances strong economic & rental fundamentals, HPA potential & replacement cost to generate attractive risk-adjusted returns AVERAGE ANNUAL EMPLOYMENT GROWTH(1) (2014-2018) 2.0% 2.5% 2.4% 2.1% 2.5% 1.2% 2.3% 1.8% 2.4% 0% 1% 2% 3% 4% Phoenix Houston Dallas Atlanta Nashville Chicago Charlotte Tampa Orlando National: 1.4% AVERAGE ANNUAL POPULATION GROWTH(1) (2014-2018) 2.2% 1.7% 2.1% 1.7% 0.8% 0.3% 2.2% 1.1% 2.6% 0% 1% 2% 3% 4% Phoenix Houston Dallas Atlanta Nashville Chicago Charlotte Tampa Orlando National: 0.8% AVERAGE ANNUAL RENT PER LEASED HOME AS % OF AVERAGE INVESTMENT PER LEASED HOME(2) PROJECTED HOME VALUE APPRECIATION(4) (2014-2018) 8.4% 11.3% 10.8% 12.6% 10.8% 10.8% 9.6% 10.0% 10.6% 0% 4% 8% 12% 16% Phoenix Houston Dallas Atlanta Nashville Other Charlotte Tampa Orlando Portfolio Wide: 10.2% 12.6% 18.0% 19.2% 32.5% 13.7% 21.3% 18.2% 12.5% 15.9% 0% 4% 8% 12% 16% 20% 24% 28% 32% 36% Phoenix Houston Dallas Atlanta Nashville Chicago Charlotte Tampa Orlando National: 14.90% (3) 12 (1) Represents 2014 to 2018 projections per John Burns Real Estate Consulting estimates (April 2014). Annual averages represent 4-year compound annual growth rate from 2014-2018, measured from actual 2013 base. Actual values may differ materially from those estimated (2) Relates to ARP’s portfolio of self-managed homes. Represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses (such as insurance, taxes, HOA fees and maintenance) or an allocation of our general and administrative expense, all of which materially impact ARP’s results. Data as of March 31, 2014. (3) Includes all other MSAs nationwide that are not otherwise listed on this chart in which ARP owns self-managed properties as of March 31, 2014 (4) Represents 2014 to 2018 projections per John Burns Real Estate Consulting’s Burns Home Value Index (April 2014). Actual values may differ materially from those estimated

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR ACQUISITION CRITERIA?  Quality schools  Low crime index  Attractive rental fundamentals  Proximity to lifestyle amenities  Driving distance to employment centers  Access to major transportation routes  Low 3 & 4 bedroom single-family vacancy rates CRITICAL SUBMARKET CHARACTERISTICS PHOENIX Location, Location, Location  Submarket rental supply / demand fundamentals  Rents achievable / acquisition yields  3 & 4 bedroom, detached, entry-level homes  Post 1990 construction (or older homes in in-fill locations)  Light-to-moderate restoration needs (5 to 15% of price)  Avoid FEMA Special Flood Hazard Areas  No septic systems DISCIPLINED ACQUISITION CRITERIA We pride ourselves on acquiring high quality assets for high quality residents 13 Source: RentRange, LLC (May 2014) 3 Bedroom Median Rent (Left Axis) 4 Bedroom Median Rent (Left Axis) 3 Bedroom & 4 Bedroom SFR Vacancy % (Right Axis) 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Dallas-Fort Worth, TX MSA Median Rents and Vacancy Rate

EPS\Management Presentation\American Residential Properties - 602505097 WHAT ARE OUR ACQUISITION CHANNELS? • Opportunities for embedded equity • Higher yields driven by higher barriers to entry • Greater volume potential • Higher restoration expenditures We move among channels within markets to optimize our acquisition opportunities 14 • Ability to purchase homes in bulk • Excellent method to build scale in existing markets or enter new markets • Downtime often minimized as pools are often rehabbed and / or leased • Purchasing power limits competition for larger portfolios • Inherited resident and restoration quality generally less than ARPI standard • Robust broker network of over 250 agents across the country • Strict acquisition guidelines with yield standards and quality grading system • Approval, contracts and closings managed by ARPI • Non-payroll extension of our acquisition staff • Broker & agent scorecards used to grade effectiveness and success SINGLE-SITE MLS BUSINESS 0 200 400 600 800 1000 1200 1400 1600 1800 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 MLS Auction Portfolio 70 659 1,046 756 1,558 1,351 633 689 ACQUISITION VOLUME BY CHANNEL TRUSTEE AUCTION PORTFOLIO ACQUISITIONS

WHAT IS OUR ORGANIZATIONAL STRUCTURE?

A Vertically Integrated Platform Designed for Scale & Operating Efficiencies

ARPI CORPORATE HEADQUARTERS (PHOENIX, AZ)

ACQUISITIONS & SOURCING

- Market Evaluation
- Sourcing Management
- Underwriting
- Pricing
- Closing

OPERATIONS

- Property Management
  - Renovations, Re-tenancy & Maintenance
  - Leasing Administration & Resident Underwriting
  - HOA Relations
  - Property Tax Administration
  - Utilities Administration
  - Rent Collection
- National Purchasing Programs
- National Quality Assurance
- Resident Services Call Center

MARKETING, LEASING, & RESIDENT RELATIONS

- Branding & Market Awareness
- Leasing
- Social Media & Local Marketing Campaigns
- Resident Retention Program
- Resident Satisfaction Monitoring & Rewards Program

INFORMATION TECHNOLOGY & DATA SYSTEMS

- Enterprise Technology System (SPINE EMS)
- Database Management
- Market & Rental Data
- Performance Measurement & Management Reporting
- Research Library

FINANCE & ACCOUNTING

- Capital Raising & Financing
- Accounting & Tax Management
- Revenue MAX Programs
- Vendor & Contractor Payments
- HOA, Tax & Utilities Payments
- SOX Compliance
- Risk Management & Monitoring

Southwest	South Central	North Central	Southeast
AZ, CA, NV	TX, CO	IL, IN, OH	TN, FL, GA, NC, SC

REGIONAL & LOCAL OPERATIONS

- Acquisition, Inspection and Leasing Specialists in Satellite Offices
- Deep Bench of ARP Qualified & Certified Contractors in Each Trade
- National, Regional and Local Suppliers & Vendors
- "Feet-on-the-Street" Leasing Agents with First Internal Leasing Office in PHX
- National Quality Assurance Inspectors

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AMERICAN RESIDENTIAL PROPERTIES

EPS\Management Presentation\American Residential Properties - 602505097 16 WHAT WILL DRIVE RETURNS? Operating Experience: Margins Depend Upon Efficiencies, Scale & Quality Controls • Electronic access management • Project evaluation, pricing, & management via mobile applications • ARP Vendor Qualifications & Quality Assurance Programs • National Purchasing Programs • Restoration costs average between 5% to 15% of Purchase Price Building on our experience, we are adhering to a uniform approach across geographic markets RESTORATION Category Cost Amount Paint $3,000 $1.73 PSF Flooring $2,500 $1.44 PSF Appliances $1,500 Full Package Landscaping $1,000 $0.58 PSF Cleaning $300 $0.17 PSF General Repairs $3,700 $2.13 PSF Total Renovation Budget $12,000 $6.90 PSF Illustrative Restoration Budget

EPS\Management Presentation\American Residential Properties - 602505097 ADVERTISING • Rentals.com • Craigslist • Weekly “Hot List” email blasts to brokers in each MSA COMMUNICATIONS • Monthly “Welcome Home” Resident newsletter • Quarterly Corporate Newsletter • Regular Resident Contest Announcements • Broker Communication Blasts (social media invitations, weekly “Hot List” blasts) SOCIAL MEDIA • Regular posts/updates on Facebook, Twitter, Pinterest & YouTube • Quarterly Social Media Resident Contests • Designing Spaces TV Segments on Lifetime Network • Holiday contests (i.e., Holiday Lights Contest), promotions, tips/tricks and suggestions RESIDENT PROMOTIONS • Resident Gift Bags • Surveys: New Move-In, Maintenance Request Follow-Up, Move-Out • Resident Points Program • Resident “Perks” – discounts from local businesses • Custom ARP Door Mats & Key Fobs • ARP Resident Mobile App • Annual “Thank You” distribution GOOD WILL PROGRAMS • Quarterly “Good Will” Programs (partnering with charities to give back to our communities and engage residents while doing so) Broker e-blast of “Hot List” properties • Trulia • Hot Pads • Zillow 17 • Internal Website WHAT IS OUR MARKETING & BRANDING STRATEGY? Resident Retention is Key to Revenue and Shareholder Value

EPS\Management Presentation\American Residential Properties - 602505097 RESIDENT-CENTRIC OPERATING PHILOSOPHY 18 “We believe the demand for rental housing will grow – not as a transitional, sub- standard or second class alternative to home ownership - but as a preferred option to the financial and often inflexible demands of home ownership.”

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS THE FINANCIAL PROFILE OF OUR RESIDENTS? 19 (1) Figures include only leases underwritten by ARPI. These figures do not reflect inherited leases where there is a tenant in place at time of acquisition. (2) Median Household income based on 2013 US Government Department of Justice, two income household (3) Excludes Colorado (< 5 properties) ROBUST UNDERWRITING CRITERIA FOR SELF-MANAGED PROPERTIES Results In…  Six year average of tenure at current job  Stability of cash flow  Rental rate as percentage of household income  Extensive credit and criminal checks Average resident is part of a two-income household, in their late 30s with two children and a pet Region Southwest South-Central(3) Midwest Southeast Resident Profile Statistics AZ CA NV TX IN OH TN NC SC GA FL TOTAL Avg. Rental Rate $1,013 $1,304 $1,025 $1,407 $770 $1,446 $1,258 $1,148 $1,123 $1,002 $845 $1,183 Avg. Rental Price/SF $0.59 $0.74 $0.66 $0.81 $0.62 $0.78 $0.72 $0.71 $0.73 $0.59 $0.64 $0.67 Avg. ARP Household Income (1) $61,792 $72,724 $54,754 $85,286 $53,388 $78,420 $80,539 $66,581 $65,485 $63,574 $55,838 $74,571 Avg. Median Household Income(2) $54,000 $61,752 $54,545 $54,762 $51,551 $52,139 $47,631 $50,762 $49,523 $50,901 $50,711 $53,159 Avg. Ratio (ARPI/Median) Income(1) 1.14 1.18 1.00 1.56 1.04 1.50 1.69 1.31 1.32 1.25 1.10 1.40 Avg. ARP Rent Multiplier(1) 5.08 4.65 4.45 5.05 5.78 4.52 5.34 4.83 4.86 5.29 5.51 5.25 Avg. ARP Rent to Income Ratio(1) 19.67% 21.52% 22.46% 19.80% 17.31% 22.13% 18.74% 20.69% 20.58% 18.91% 18.16% 19.04% Avg. Renewal Rent Increase 3.00% 3.30% 3.40% 2.00% 1.00% N/A 2.70% 2.00% N/A 3.30% 2.50% 2.70%

EPS\Management Presentation\American Residential Properties - 602505097 HOW HAVE WE PERFORMED OVER THE LAST YEAR? Q1 2013 Q1 2014 CHANGE Total Owned Homes 2,531 6,762 +167% Investment in Properties (millions) $293M $921M +214% Number of States 10 13 +3 States Leased Rate for Properties Owned for 6 Months or Longer(2) 78% 89% +14% Quarterly Revenue (millions) $5.2M $17.4M +235% Credit Facility Capacity (millions) $150M $380M(3) +$230M Focus on Disciplined Growth and Operations 20 (1) As of March 31, 2014 financials (2) All properties (3) Closed on December 16, 2013 Demonstrated ability to execute growth plan while improving key operational metrics

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS OUR CAPITAL STRUCTURE?  Demonstrated experience with long track record of raising equity and debt capital  Growth-oriented capital structure with low leverage  Adequate liquidity to finance external growth Pro Forma Capitalization $MM Equity – Ticker: ARPI(NYSE) Equity Market Capitalization(1) $602 Outstanding Under Credit Facility(2) $303 Exchangeable Senior Notes(2) $115 Total Capitalization $1,020 Debt / Total Capitalization 41% 3-31-2014 Liquidity $MM Cash and Cash Equivalents(2) $51 Undrawn Credit Facility(2) (3) $77 Total Liquidity $128 (1) Based on 33.2 million shares, including RSUs, OP units, LTIP units (vested and unvested) and a $18.12 closing price on May 23, 2014 (2) As of March 31, 2014 (3) Availability under $380 million credit facility is subject to borrowing base limitations which may limit ARPI’s ability to fully draw on this facility (does not include the accordion feature up to $500 million) 21

EPS\Management Presentation\American Residential Properties - 602505097 APPENDIX 22

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO Self-Managed Properties (as of March 31, 2014) See Supplemental Notes hereto for footnotes references above 23 Per Leased Home MSA / Metro Division Number of Homes Average Purchase Price Per Home(1) Average Capital Expenditures Per Home(2) Aggregate Investment Per Home (3) Aggregate Investment (in Thousands) Percentage Leased Average Age (Years) Average Size (Sq. Ft.) Average Monthly Rent Average Annual Gross Rent as a % of Average Investment(4) Phoenix, AZ 1,380 $138,362 $5,925 $144,287 $199,116 93% 17 1,714 $1,013 8.4% Houston, TX 1,042 $140,920 $4,700 $145,620 $151,736 86% 7 1,920 $1,354 11.3% Dallas-Fort Worth, TX 698 $150,500 $9,030 $159,530 $111,352 86% 11 2,106 $1,433 10.8% Nashville, TN 367 $148,436 $6,485 $154,921 $56,856 62% 11 1,821 $1,258 10.8% Other Texas 297 $162,536 $9,424 $171,960 $51,072 82% 10 1,965 $1,535 10.8% Atlanta, GA 390 $106,026 $3,523 $109,549 $42,724 49% 18 1,870 $1,002 12.6% Inland Empire, CA 213 $156,736 $22,433 $179,169 $38,163 86% 16 1,915 $1,404 9.3% Charlotte, NC-SC 218 $142,672 $6,076 $148,748 $32,427 68% 9 1,984 $1,184 9.6% Raleigh, NC 205 $141,176 $5,780 $146,956 $30,126 77% 9 1,709 $1,222 9.8% Indianapolis, IN 450 $64,659 $1,552 $66,211 $29,795 55% 51 1,338 $770 16.0% Winston-Salem, NC 232 $122,611 $2,423 $125,034 $29,008 91% 12 1,415 $1,077 10.3% Florida 285 $89,916 $3,403 $93,319 $26,596 69% 12 1,449 $845 12.3% Other California 82 $108,500 $19,659 $128,159 $10,509 87% 36 1,336 $1,046 9.8% Las Vegas, NV 68 $97,787 $9,713 $107,500 $7,310 82% 15 1,553 $1,025 11.4% Other 225 $139,703 $5,684 $145,387 $32,712 76% 9 1,605 $1,242 10.2% Total / Wtd. Avg. 6,152 $131,747 $6,339 $138,086 $849,502 80% 15 1,776 $1,183 10.2%

EPS\Management Presentation\American Residential Properties - 602505097 STRATEGICALLY ACQUIRED PORTFOLIO Total Portfolio (as of March 31, 2014) See Supplemental Notes hereto for footnotes references above 24 MSA / Metro Division Number of Homes Aggregate Investment (in Thousands) Average Investment Per Home(1) Percent Leased(2) Average Age (Years) Average Size (Sq. Ft.) Phoenix, AZ 1,380 $199,116 $144,287 93% 17 1,714 Houston, TX 1,042 $151,736 $145,620 86% 7 1,920 Dallas-Fort Worth, TX 698 $111,352 $159,530 86% 11 2,106 Chicago, IL 511 $66,774 $130,673 100% 55 1,404 Nashville, TN 367 $56,856 $154,921 62% 11 1,821 Other Texas 297 $51,072 $171,960 82% 10 1,965 Atlanta, GA 390 $42,724 $109,549 49% 18 1,870 Inland Empire, CA 213 $38,163 $179,169 86% 16 1,915 Indianapolis, IN 549 $34,408 $62,674 63% 53 1,306 Charlotte, NC-SC 218 $32,427 $148,748 68% 9 1,984 Raleigh, NC 205 $30,126 $146,956 77% 9 1,709 Winston-Salem, NC 232 $29,008 $125,034 91% 12 1,415 Florida 285 $26,596 $93,319 69% 12 1,449 Other California 82 $10,509 $128,159 87% 36 1,336 Las Vegas, NV 68 $7,310 $107,500 82% 15 1,553 Other 225 $32,712 $145,387 76% 9 1,605 Total / Wtd. Avg 6,762 $920,889 $136,186 81% 19 1,739

EPS\Management Presentation\American Residential Properties - 602505097 STABILIZED PORTFOLIO Total Portfolio of Stabilized(1) Single-Family Homes- Summary Statistics (as of March 31, 2014) 25 MSA/Metro Division Number of Homes Average Investment Per Home(2) Homes Leased Homes Vacant(3) Percentage Leased Phoenix, AZ 1,341 $144,700 1,286 55 96% Houston, TX 936 $144,430 896 40 96% Dallas-Fort Worth, TX 618 $159,197 600 18 97% Chicago, IL 511 $130,673 511 - 100% Indianapolis, IN 363 $56,888 345 18 95% Other Texas 258 $170,373 244 14 95% Nashville, TN 247 $141,092 228 19 92% Atlanta, GA 232 $92,399 193 39 83% Winston-Salem, NC 221 $125,315 210 11 95% Inland Empire, CA 213 $179,171 184 29 86% Florida 209 $82,717 198 11 95% Raleigh, NC 191 $148,197 158 33 83% Charlotte, NC-SC 190 $148,618 148 42 78% Other California 82 $128,155 71 11 87% Las Vegas, NV 62 $110,404 56 6 90% Other 213 $144,640 172 41 81% Total/Wtd. Avg. 5,887 $136,425 5,500 387 93% (1) Properties are considered stabilized when we have completed renovations and the properties have been leased or are available for rent for a period of greater than 90 days. Properties with in-place leases at the date of acquisition are also considered stabilized even though these properties have not been renovated and may require future renovations to meet our standards. (2) Represents average purchase price plus average capital expenditures. (3) As of March 31, 2014, 271 homes were available for rent, 70 homes were undergoing renovation and 46 homes were occupied with no lease.

EPS\Management Presentation\American Residential Properties - 602505097 WHAT IS THE PROFILE OF THE PORTFOLIO BY GEOGRAPHIC DISTRIBUTION? 26 Phoenix, AZ $199,116 22% Houston, TX $151,736 16% Dallas-Fort Worth, TX $111,352 12% Chicago, IL $66,774 7% Nashville, TN $56,856 6% Other Texas $51,072 6% Atlanta, GA $42,724 5% Inland Empire, CA $38,163 4% Indianapolis, IN $34,408 4% Other MSA $32,712 4% Charlotte, NC-SC $32,427 4% Raleigh, NC $30,126 3% Winston-Salem, NC $29,008 3% Florida $26,596 3% Other California $10,509 1% Las Vegas, NV $7,310 1% DISTRIBUTION BY MARKET AS A % OF TOTAL INVESTMENT- MARCH 31, 2014 (IN THOUSANDS)

EPS\Management Presentation\American Residential Properties - 602505097 HOW MUCH HAVE HOME PRICES APPRECIATED? Uneven Recovery has Created Opportunities to Buy at a Discount in Select Markets 27 ARPI Portfolio(1) HPA Trends(2)(3) Market Homes Total Investment (Millions) % of Total Investment Since Q2 2012 Last 12 Months Phoenix, AZ 1,380 $199.1 21.6% 31.4% 17.3% Houston, TX 1,042 $151.7 16.5% 15.5% 11.4% Dallas-Fort Worth, TX 698 $111.4 12.1% 11.1% 8.8% Chicago, IL 511 $66.8 7.3% 9.4% 11.7% Nashville, TN 367 $56.9 6.2% 11.5% 10.1% Other Texas 297 $51.1 5.5% 6.0% 4.2% Atlanta, GA 390 $42.7 4.6% 17.7% 14.6% Inland Empire, CA 213 $38.2 4.1% 34.9% 27.0% Indianapolis, IN 549 $34.4 3.7% 4.1% 8.1% Charlotte, NC-SC 218 $32.4 3.5% 10.3% 13.9% Raleigh, NC 205 $30.1 3.3% 5.1% 6.6% Winston-Salem, NC 232 $29.0 3.1% 2.9% -0.9% Florida 285 $26.6 2.9% 16.2% 9.8% Other California 82 $10.5 1.1% 29.1% 22.5% Las Vegas, NV 68 $7.3 0.8% 41.5% 24.7% Other MSA/Metro Divisions 225 $32.7 3.7% 2.9% 3.5% Total / Weighted Averages 6,762 $920.9 100.0% 17.1%(4) 12.2%(4) Source for HPA: FHFA Purchase-Only & All Transactions Index as of December 31, 2013 See Supplemental Notes hereto for footnotes references above

EPS\Management Presentation\American Residential Properties - 602505097 NOI RECONCILIATION 28 Three Months Ended 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013 Loss from continuing operations before equity in net (loss) income of unconsolidated ventures $ (7,744) $ (8,467) $ (4,638) $ (8,157) $ (4,149) Acquisition 67 140 301 1,674 1,775 Depreciation and amortization 9,464 7,826 6,589 4,638 3,140 General, administrative and other 3,720 4,056 3,105 6,676 2,537 Interest 4,230 2,856 1,204 682 371 Net Operating Income $ 9,737 $ 6,411 $ 6,561 $ 5,513 $ 3,674 Preferred operator rental revenue (1,368) (926) (1,948) (1,999) (1,371) Mortgage financing revenue (1,411) (1,515) (1,488) (1,340) (821) NOI – Self Managed Assets $ 6,958 $ 3,970 $ 3,125 $ 2,174 $ 1,482 Net Operating Income (NOI) and NOI margin are supplemental non-GAAP financial measures. NOI excludes acquisition, depreciation and amortization, general, administrative and other and interest expenses. We consider NOI to be a meaningful financial measure because we believe it is helpful to investors in understanding operating performance and operating margin of our single-family rental properties. NOI should not be used as a substitute for net income (loss) or net cash flows from operating activities (as computed in accordance with GAAP). Reconciliation of NOI to Net Loss in Accordance with GAAP ($ Amounts in Thousands)

EPS\Management Presentation\American Residential Properties - 602505097 FFO & CORE FFO RECONCILIATION 29 Three Months Ended 3/31/2014 12/31/2013 9/30/2013 6/30/2013 3/31/2013 Net Loss $ (7,794) $ (8,517) $ (4,558) $ (8,187) $ (4,059) Add: Depreciation and amortization of real estate assets 9,292 7,686 6,472 4,556 3,101 Funds from Operations (FFO) $ 1,498 $ (831) $ 1,884 $ (3,631) $ (958) Add: Non-recurring cash compensation paid upon completion of the IPO - - - 1,000 - Add: Non-recurring stock-based compensation related to the vesting of LTIP units upon completion of the IPO - - - 3,142 - Add: Acquisition expense(1) 67 140 301 1,674 1,775 Add: Severance expense - 430 - - - Add: Non-cash interest expense related to amortization of discount on exchangeable senior notes 664 266 - - - Core FFO $ 2,229 $ 5 $ 2,185 $ 2,185 $ 817 Core FFO attributable to common stockholders(2) $ 2,193 $ 5 $ 2,150 $ 2,154 $ 809 Core FFO per share of common stock, basic and diluted $ 0.07 $ - $ 0.07 $ 0.08 $ 0.04 Weighted-average number of shares of common stock outstanding: Basic 32,130,733 32,124,930 32,124,857 25,651,231 18,414,830 Diluted(3) 32,755,110 32,684,249 32,682,307 26,693,899 18,816,994 Reconciliation to FFO & Core FFO The following is a reconciliation of net loss (which we believe is the most comparable GAAP measure) to funds from operations (FFO), and a reconciliation of FFO to Core FFO. Also presented is information regarding the weighted-average number of shares of our common stock outstanding used for the basic and diluted computation per share: See Supplemental Notes hereto for footnotes references above ($ Amounts in Thousands, except share and per-share amounts)

EPS\Management Presentation\American Residential Properties - 602505097 SUPPLEMENTAL NOTES (1) Average purchase price includes broker commissions and closing costs (2) Represents average capital expenditures per home as of March 31, 2014. Does not include additional expected or future capital expenditures (3) Represents average purchase price plus average capital expenditures (4) Represents annualized average monthly rent per leased home as a percentage of our average investment (average purchase price per home plus average capital expenditures) per leased home. Does not include a provision for payment of ongoing property expenses (such as insurance, taxes, HOA fees and maintenance) or an allocation of our general and administrative expense, all of which materially impact our results. Accordingly, it should not be interpreted as a measure of profitability, and its utility in evaluating our business is limited. Average monthly rent for leased homes may not be indicative of average rents we may achieve on our vacant homes Page 23 Page 24 (1) For self-managed homes, represents average purchase price (including broker commissions and closing costs) plus average capital expenditures. For preferred operator program homes, represents purchase price (including broker commissions and closing costs) paid by us for the portfolio divided by the number of homes in the portfolio and does not include past, expected or budgeted general and administrative expenses associated with ongoing monitoring activities of our investment. The preferred operator is obligated to pay for all taxes, insurance, other expenses and capital expenditures (including significant capital improvements) required for the management, operation and maintenance of the properties. Accordingly, absent a default by the preferred operator under a long-term lease agreement with us, we expect to incur no expenses related to properties under our preferred operator program, other than general and administrative expenses associated with ongoing monitoring activities of our investment (2) Includes both self-managed homes and preferred operator program homes. We classify homes in our preferred operator program as 100% leased, because each preferred operator is obligated to pay us 100% of the base rent specified in the applicable lease irrespective of whether or not the homes are occupied by residential sub-tenants. This does not mean that 100% of the homes leased to preferred operators are occupied by residential sub-tenants. If a preferred operator is unable to lease a material portion of the homes it leases from us to residential sub-tenants, it may adversely affect such operator’s ability to pay rent to us under the lease. We are also eligible to receive percentage rents on a quarterly basis equal to a fixed percentage of gross revenue that the preferred operator collects from its residential sub-tenants who occupy the homes Page 27 (1) As of March 31, 2014 (2) FHFA Purchase-Only & All Transactions Index as of Q4 2013 (3) Represents HPA for the applicable metropolitan statistical area (MSA). ARPI’s portfolio in each market may not be representative of the entire MSA; therefore, the HPA experienced by ARPI’s portfolio in each market may not be the same as the HPA experienced in the entire MSA and could be materially different. (4) Weighted average HPA is calculated by applying the percentage of ARPI’s total portfolio invested in each of the applicable markets as of March 31, 2014 to the HPA experienced in the applicable market as a whole during the periods presented. ARPI’s portfolio in each market includes homes purchased by ARPI only in certain sub- markets within each of the MSAs. In addition, ARPI’s portfolio in each market includes homes purchased at different times, including recently after the applicable market had already experienced a portion of the HPA shown. Therefore, the HPA experienced by ARPI’s portfolio in each market is likely not the same as the HPA experienced in the entire MSA during the periods presented and the weighted average HPA figures shown are not indicative of the actual HPA experienced by ARPI Page 29 (1) Includes acquisition expenses primarily related to costs incurred on acquired properties subject to an existing lease and accounted for as a business combination, in accordance with GAAP. (2) Based on a weighted-average interest in the Company’s operating partnership of approximately 98.39%, 98.40%, 98.41%, 98.60% and 99.00%, for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. (3) Assumes the issuance of potentially issuable shares unless the result would be anti-dilutive. Potentially issuable shares include operating partnership units, vested LTIP units, unvested LTIP units and unvested restricted common stock. 30